SEE PDF OF PRESENTATION

Slide 1:
Investor Presentation
November 2009

Slide 2:
Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Proprietary Point of Care Rapid Diagnostic Tests – 100 Employees
•	FDA Approved Lateral Flow (LF) Rapid HIV Tests
–	Marketed in the U.S. by Inverness Medical. Sales Increase thru Q3YTD of 120% to $3.45MM vs. $1.57MM in 2008.
•	Total Revenues through 9 Months of $10.3MM, up 19.6%. Profitable in Q2, Q3 and YTD.
•	New Product Pipeline Enabled by Patented Dual Path Platform (DPP®) Rapid, Point-of-Care-Testing (POCT) Platform

Slide 4:
Organization & Management Team
Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment Approx . 100
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 5:
Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets

Two FDA-Approved  PMA’s
USDA-Approved Facility & Product Licenses
ISO Certified for Global Markets

Slide 6:
$6.7B Global Point of Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized sites $591 (9%), etc (see PDF for more details).

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 7:
POCT Market Drivers
•	Reduce Patient Stays and Costs, Improve Patient Outcomes with Prompt & Early Diagnosis
–	Improve Therapeutic Intervention
–	Prevent Needless Admissions
–	Simplify Testing Procedures to Reduce Testing Costs
–	Avoid Delays from Central Lab Batching
–	Eliminate Need for Return Visit (s)

Slide 8:
Overview of Current Products & Revenue
2008 – Total Revenue $11,049,600

LF-HIV, Int’l - $7,008,800 (64%), LF-HIV-U.S. - $2,183,500 (20%), Other - $1,037,468 (9%), R&D $693,803 (6%), DPP $126,000 (1%).

Slide 9:

Overview of Current Products &  Revenue YTD
Increases from U.S. Market, DPP® and R&D Contracts
None Mos. Ended 9/30/09 – Total Revenue $10,282,807

LF-HIV, Int’l - $4,379,276 (42%), LF-HIV-U.S. - $3,450,000 (34%), Other - $796,233 (8%), R&D $954,058 (9%), DPP $619,530 (6%), Royalty Income $83,710 (1%).

Slide 10:

FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical
•	120% YTD Increase thru Q3 in US Market Revenues
–	$3.45MM vs. $1.570MM
–	Gains Based Upon Market Expansion and Increased Market Share
•	Competitive Features
–	CLIA Waived
–	Two Formats
–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability
–	Strong Marketing Partner

Slide 11:

Chembio’s Rapid HIV Tests
are Distributed Globally

•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa
•	CE Mark Pending

Slide 12:
Estimated Projected Total Annual Sales of U.S. POCTs
2008-2012
Unit Growth of 79% on Sales Growth of 31% Creating Opportunity for Multiplexed Products
Chart showing Sales as follows:
2008 - $2,363
2009 - $2,529
2010 - $2,705
2011 - $2,895
2012 - $3,098
Source: Independent Market  Research Report

Slide 13:
PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW
•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patent Protection Pending Worldwide

Slide 14:

DPP® Global Health Products
•	Four New Products for Brazilian Public Health Including Five Band POC HIV Confirmatory Test
•	Three Year $3MM NIH SBIR Phase II Grant for Human Leptospirosis
DPP® Point of Care Test	Collaborating Organization
Tuberculosis	FIND
Malaria	FIND
HIV 1/2 Confirmatory Test	FIOCRUZ
Neglected Diseases: Leishmaniasis, Chagas, Leptospirosis, Leprosy	IDRI, NIH, FIOCRUZ

Slide 15:
DPP® HIV 1/2 Screen Assay
•	Designed for Use with Oral Fluid & Blood
•	$50MM/5MM Unit US Market Growing 15-20%/Year
•	Opportunity to Gain Market Share from Sole Competitor
•	US Clinical Trials Commencing Q4 2009

Slide 16:

DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US
•	Provides Better Indication Of Active Disease
•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing
•	FDA Pre-IDE Submitted Q3

Developed in collaboration with the U.S. Centers for Disease Control

Slide 17:
INFLUENZA
MULTIPLEX ANTIGEN & IMMUNITY TESTS

•	Current Lateral Flow Rapid Tests Need Improvement
•	Initial Data Show Improved Performance with DPP®
•	Multiplex Immune Status Serology Test H1N1 Project

Slide 18:

Hepatitis-C (HCV) & HIV/HCV Comb.
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed
–	25% Co-infection with HIV
–	Major Cause of Liver Disease
–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US
•	Chembio Participating in Pre-Clinical CDC Study with both prototypes

Slide 19:

Base Business & DPP® Product Pipeline
CHART (See – PDF for Details)

Slide 20:
Selected Comparative Historical Financial Results
2005-2008 and 9 Mos. of 2009

	9 Mos Ended	For the Years Ended
(000s)	Sept 30, 2009	2008	2007	2006	2005
Total Revenues	$10,283	$11,050	$9,231	$6,503	$3,941
Cost of sales	6,053	7,198	6,435	4,894	2,996
Gross Profit	4,230	3,852	2,796	1,609	945
	41.1%	34.9%	30.3%	24.7%	24.0%
R&D Expense	2,127	2,605	1,907	1,402	1,365
SG&A Expense	2,002	3,317	3,765	4,787	2,878
Operating Income (Loss)	100	(2,071)	(2,876)	(4,580)	(3,298)
Other Inc. (Expense)	(8)	122	249	(415)	46
Net Income (Loss) - Stkhldrs	92	(1,949)	(2,627)	(4,995)	(3,252)
Pref. Stock Expenses	-	-	5,645	3,210	3,517
Net Loss	$92	$(1,949)	$(8,272)	$8,205)	$(6,769)
Net Income (Loss) - per Share	$0.00	$(0.03)	$(0.57)	$(0.80)	$(0.88)
Avg. No. Shares (Millions)	61.945	61.267	14.608	10.293	7.705
Working capital	$2,098	$1,664	$3,229	$5,113	$831
Total assets	6,342	5,915	6,585	7,907	3,016
Total liabilities	3,534	3,338	2,322	2,297	1,964
Equity (Deficit)	2,808	2,577	4,263	(940)	1,053

Slide 21:

Selected Comparative Historical Financial Results
Quarter and YTD 9/30/2009 & 9/30/2008

	Three Mos Ended		Nine Mos Ended
(000s)	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
Total Revenues	$4,364	$3,516	$10,283	$8,598
Cost of sales	2,495	2,125	6,053	5,362
Gross Profit	1,869	1,391	4,230	3,236
	42.8%	39.6%	41.1%	37.6%
R&D Expense	777	759	2,127	1,952
SG&A Expense	784	868	2,002	2,696
Operating Income (Loss)	308	(236)	100	(1,412)
Other Inc. (Expense)	(1)	(1)	(8)	14
Net Income (Loss) - Stkhldrs	307	(237)	92	(1,398)
Pref. Stock Expenses	-	-	-	-
Net Loss	$307	$(237)	$92	$(1,398)
Net Income (Loss) - per Share	$0.00	$(0.00)	$0.00	$(0.02)
Avg. No. Shares (Millions)	61.945	61.945	61.945	61.036
Working capital	$2,098	$1,656	$2,098	$1,656
Total assets	6,342	6,486	6,342	6,486
Total liabilities	3,534	3,378	3,534	3,378
Equity (Deficit)	2,808	3,108	2,808	3,108

Slide 22:

Selected Balance Sheet Data
($000s)
Balance Sheet Data	Sept '09	Dec. '08
Cash	$1,877	$1,212
Accts. Receivable	1,135	809
Inventories	1,374	1,819
Other Current Assets	309	225
Total Current Assets	4,695	4,066
Net Fixed Assets	642	881
Other Assets	1,005	968
Total Assets	6,342	5,915
Total Current Liab.	2,597	2,402
Total Other Liab.	937	936
Total Liabilities	3,534	3,338
Total Equity	2,808	2,577
Total Liabilities & Shareholders Equity	6,342	5,915

Slide 23:

CEMI Selected Share Data
Stock data as of 10/30/09 (see PDF for details)
Options and Warrants:
Options and Warrants (MM)		Avg. Ex. Price

Options (3.86MM held by mgmt. & board)	5.75	$0.16
Warrants - Exp.Dates
1/28/10	4.96	$0.47
10/5/11	2.64	$0.48
2/5/12	.07	$0.81
Total Warrants	7.67

Total Options & Warrants	13.42

Fully Diluted shares	75.36

Slide 24:

www.chembio.com